UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2018

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX (Address of principal executive offices)	75013 (zip code)

(972) 881-2900
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 27, 2018. Matters submitted to shareholders at the Annual Meeting and voting results were as follows:

Item 1 – Election of Directors. The Company’s stockholders elected the seven director nominees listed below for a one-year term expiring in 2018, based upon the following voting results:

Nominee	For	Against	Abstain
Mr. Benjamin Rosenzweig	12,546,264	50,295	2,652
Ms. Monica Luechtefeld	12,582,093	14,466	2,652
Mr. Michael Willoughby	12,484,781	111,678	2,752
Mr. Shinichi Nagakura	12,582,085	14,374	2,752
Mr. James F. Reilly	12,580,390	16,169	2,652
Mr. David I. Beatson	12,579,012	17,513	2,686
Mr. Peter J. Stein	12,581,047	15,386	2,778

Item 2 – Approval of amendments to the Company’s 2005 Employee Stock and Incentive Plan. The Company’s stockholders approved certain amendments to the Company’s 2005 Employee Stock and Incentive Plan, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
12,136,481	461,042	1,688	4,575,733

Item 3 – Approval of an amendment to Rights Agreement with Computershare Shareowner Services, LLC. The Company’s stockholders approved an amendment to Rights Agreement with Computershare Shareowner Services, LLC, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
9,709,924	2,888,343	944	4,575,733

Item 4 – Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
11,903,094	694,569	1,548	4,575,733

Item 5 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of BDO USA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
17,165,246	3,891	5,807	-

Item 8.01. Other Events.

On June 27, 2018, the Company issued a press release announcing the results of the Company’s Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit NumberDescription

99.1Press Release, issued June 27, 2018.

EXHIBIT INDEX

Exhibit NumberExhibit Description

99.1Press Release, issued June 27, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018
PFSweb, Inc. By: /s/ Thomas J. Madden Name:Thomas J. Madden Title: Executive Vice President and Chief Financial and Accounting Officer

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